Exhibit 99.8

                        UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF FLORIDA
                             JACKSONVILLE DIVISION
                        ------------------------------

In re                               )

CARDIAC CONTROL SYSTEMS, INC.       )         Case No.: 99-06852-3P1

                           Debtor.  )

                                    )
------------------------------------

                           NOTICE OF FILING DEBTOR'S
                        FINANCIAL REPORT FOR THE PERIOD
                     APRIL 1, 2000 THROUGH APRIL 30, 2000
                   ----------------------------------------

    Debtor, Cardiac Control Systems, Inc., gives notice of the filing of the attached monthly financial reports for the period April 1, 2000 through

April 30, 2000.

                               STUTSMAN & THAMES, P.A.


                               By        /s/ Nina M. LaFleur
                                 -----------------------------------------------
                                         Nina M. LaFleur


                               Florida Bar Number 0107451
                               121 West Forsyth St., Suite 600
                               Jacksonville, Florida  32202
                               (904) 358-4000
                               (904) 358-4001 (Facsimile)

                               Attorneys for Cardiac Control Systems, Inc.

                            Certificate of Service
                            ----------------------

    I certify that a copy of the foregoing notice, together with a copy of the debtor's monthly financial report for April, 2000 were furnished by mail to the Office of the United States Trustee,  Suite 620, 135 W. Central Boulevard,

Orlando,  Florida  32801;  Jeffry  R.  Jontz,  Esq.,  Carlton,  Fields,  Ward,

Emmanual,  Smith & Cutler,  P.A., 255 S. Orange Avenue,  Post Office Box 1171,

Orlando, Florida 32802; and to David E. Otero, Esq., Akerman,  Senterfitt,  50

North Laura Street, Suite 2750, Jacksonville,  Florida 32202 on this 18 day of

May, 2000.


                                                  /s/ Nina M. LaFleur
                                           -------------------------------------
                                                  Attorney

                        UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF FLORIDA
                             JACKSONVILLE DIVISION


                                           CASE NO: 99-06852-3P1
IN RE

CARDIAC CONTROL SYSTEMS, INC.              JUDGE GEORGE L. PROCTOR

DEBTOR                                     CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                     FROM April 1, 2000 TO April 30, 2000

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the guidelines established by the United States Trustee and FRBP 2015.


                                           /s/ Richard R. Thames
                                           -------------------------------------
                                              Stutsman & Thames PA
                                              Attorney for Debtor


Debtor's Address                              Attorney's Address
and Phone Number                              and Phone Number

PO Box 353339,                                121 West Forsyth Street, Suite 600
PALM COAST FL 32135-3339                      Jacksonville FL  32202
904-445-5476                                  904-358-4000


                                               MONTHLY FINANCIAL REPORT FOR BUSINESS
                                               -------------------------------------

     Name of Debtor: Cardiac Control Systems, Inc                                Case Number 99-06852-3P1

                                Reporting Period beginning April 1, 2000 and ending April 30, 2000

Date of Petition  September 3, 1999



                                                                            CURRENT                 PETITION TO DATE
                                                                             MONTH
1.      CASH AT BEGINNING OF PERIOD                                                 $65,830.11            $    963.56
                                                                 ----------------------------------------------------
2.      RECEIPTS
            A.  Cash Sales (List Attached)                                                                $  6,368.00
                 Less: Cash Discount re Shree LOC                                                         $ (1,500.00)
            B.  Collection on Postpetition A/R                                                            $  7,405.05
            C.  Collection on Prepetition A/R                                                             $ 84,451.11
            D.  Other Receipts (List attached)                                                            $113,974.71
                                                                 ----------------------------------------------------
3.      TOTAL RECEIPTS                                                                                    $210,698.87

                                                                 ----------------------------------------------------
4.      TOTAL CASH AVAILABLE FOR OPERATIONS                                         $65,830.11            $211,662.43
                     (Line 1 + Line 3)
                                                                 ----------------------------------------------------
5.      DISBURSEMENTS
            A.  US Trustee Quarterly Fees                                           $   500.00            $  1,500.00
            B.  Net Payroll                                                                               $ 23,528.70
            C.  Payroll Taxes Paid                                                                        $     20.53
            D.  Sales and Use taxes
            E.  Other Taxes                                                         $   158.75            $  3,637.36
            F.  Rent
            G.  Other Leases (Attachment 3)
            H.  Telephone
            I.  Utilities                                                                                 $  4,531.35
            J.  Travel and Entertaining
            K.  Vehicle Expenses
            L.  Office Supplies
            M.  Advertising
            N.  Insurance (Attachment 7)
            O.  Purchases of Fixed Assets
            P.  Purchases of Inventory
            Q.  Manufacturing Supplies
            R.  Repairs and Maintenance (List Attached)                                                     $5,519.57
            S.  Payments to Secured Creditors                                                              $92,491.11
            T.  Other Operating Expenses (List Attached)                            $     0.58             $15,263.03
                                                                 ----------------------------------------------------
6.      TOTAL CASH DISBURSEMENTS                                                    $   659.33            $146,491.65
                                                                 ----------------------------------------------------
7.      ENDING CASH BALANCE (Line 4 - Line 6)                                       $65,170.78            $ 65,170.78
                                                                 ====================================================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



         This fifteenth day of May, 2000
                                                                       /s/ W. Alan Walton
                                                              ----------------------------------------------------
                                                              W. Alan Walton

                  Reconciliation
                  Petty Cash Balance
                  Bank of America DIP A/C Balance                         $65,170.78
                                                                      --------------
                  Ending Cash Balance Line 7.                             $65,170.78
                                                                      ==============


                                         ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                                         -------------------------------------------------

                                                    CASH RECEIPTS AND PAYMENTS
                                                    --------------------------

     Name of Debtor: Cardiac Control Systems, Inc                                Case Number 99-06852-3P1

                                Reporting Period beginning April 1, 2000 and ending April 30, 2000


        A.  Cash Sales                                      ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                            ------------------------------------

                                                                   Petty              Bank of
                                                                   -----              -------
        Date                   Payor             Reason             Cash            America DIP         TOTAL
        ----                   -----             ------            ------           -----------         -----


                                                                                ---------------------------------
                                                                                       $0.00              $0.00
                                                                                ---------------------------------

        ---------------------------------------------------------------------------------------------------------
        B.  Collection on Postpetition A/R                  ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                            ------------------------------------

                                                                 Coast
        Date                   Payor                             Business           Bank of            TOTAL
        ----                   -----                             ---------          -------            -----
                                                                  Credit          America DIP
                                                                  ------          -----------

                                                                 ------------------------------------------------

        ---------------------------------------------------------------------------------------------------------
        C.  Collection on Prepetition A/R
                                                                 Coast
        Date                   Payor                             Business           Bank of            TOTAL
        ----                   -----                             ---------          -------            -----
                                                                  Credit          America DIP
                                                                  ------          -----------

                                                                 ------------------------------------------------
                                                                      $0.00               $0.00            $0.00

                                                                 ------------------------------------------------
                                                                      $0.00               $0.00            $0.00
                                                                 ------------------------------------------------

        ---------------------------------------------------------------------------------------------------------
        D.  Other Receipts                                  ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                            ------------------------------------

                                                                   Petty              Bank of
                                                                   -----              -------
        Date                   Payor             Reason             Cash            America DIP         TOTAL
        ----                   -----             ------            ------           -----------         -----


                                                                    ---------------------------------------------
                                                                       $0.00             $0.00            $0.00
                                                                    ---------------------------------------------
        ---------------------------------------------------------------------------------------------------------

        E.  Transfers between Accounts                      ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                            ------------------------------------
                                                                                    Bank of
                                                                                    -------
        Date                                                     Petty Cash       America DIP          TOTAL
        ----                                                     ----------       -----------          -----




                                         ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                                         -------------------------------------------------

                                                  5. T. OTHER OPERATING EXPENSES

                               Name of Debtor: Cardiac Control Systems, Inc        Case Number 99-06852-3P1

                                Reporting Period beginning April 1, 2000 and ending April 30, 2000

              Date                   Payee                                   Purpose                            Payment
              ----                   -----                                   -------                            -------

      Bank of America

          28-Apr-00         Bank of America              Service Charge                                         $    0.58

      Petty Cash:
      ----------

                                                                                                           ---------------
                                                                                                                $    0.58
                                                                                                           ===============

                                                    5.R. Repairs and Maintenance
      Bank of America
      ---------------

                                                                                                           ---------------
                                                                                                                    $0.00
                                                                                                           ===============


                                         ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                                         -------------------------------------------------

                                                    CASH RECEIPTS AND PAYMENTS
                                                    --------------------------

     Name of Debtor: Cardiac Control Systems, Inc                                Case Number 99-06852-3P1

                                Reporting Period beginning April 1, 2000 and ending April 30, 2000



                Date            Payor/Payee                       Purpose                     Payment        Balance
                ----            -----------                       -------                     -------        -------

           1-Mar-00                                   Balance Brought Forward                                    $0.00


                                                           ATTACHMENT 1
                                                           ------------

                                       MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
                                       ----------------------------------------------------


     Name of Debtor: Cardiac Control Systems, Inc                                Case Number 99-06852-3P1

                                Reporting Period beginning April 1, 2000 and ending April 30, 2000


        ACCOUNTS RECEIVABLE AT PETITION DATE                                                             $225,115.40
                                                                                              =======================
        ACCOUNTS RECEIVABLE RECONCILIATION

(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

                          Beginning of Month Balance                                                     $133,486.29
                 PLUS:    Current Month New Billings                                                           $0.00
                 LESS:    Collections During Month                                                             $0.00
                                                                                              -----------------------
                          End of Month Balance                                                           $133,486.29
                                                                                              =======================




        AGING:  (Show the total amount for each group of accounts incurred since filing the petition)

              0-30 Days             31-60 Days         61-90 Days          Over 90 Days               Total

                $0.00                                                                                          $0.00
        -------------------------------------------------------------------------------------------------------------
                                                         Billings this month
                Date                   Name                                                            Amount


                                                                                              -----------------------
        Monthly Total                                                                                          $0.00
                                                                                              =======================



                                                           ATTACHMENT 2
                                                           ------------

                                       MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
                                       ----------------------------------------------------

     Name of Debtor: Cardiac Control Systems, Inc                                Case Number 99-06852-3P1

                                Reporting Period beginning April 1, 2000 and ending April 30, 2000

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.


     Date           Days                   Vendor                               Description                Detailed    Sub-Total
     -----          -----                  ------                               -----------                --------    ----------
    Incurred     Outstanding                                                                                Amount     Per Creditor
    --------     -----------                                                                                ------     ------------


    1-Oct-99        213        Phase II Document Technologies      Copier Rental Charge September, 1999    $   184.50       $184.50

   22-Sep-99        221        BellSouth                           Post-petition telephone usage           $   759.97

   22-Oct-99        191        BellSouth                           Post-petition telephone usage           $   755.16

   22-Nov-99        160        BellSouth                           Post-petition telephone usage           $   370.56

   22-Dec-99        129        BellSouth                           Post-petition telephone usage               $13.41

    8-Feb-00         83        BellSouth                           Charge for Directory Advertising        $   172.33
                                                                   (02/09/00-10/04/00 Disconnect for
                                                                   012194T DAYBCH ($22.00/MO.

    8-Feb-00         83        BellSouth                           Charge for Directory Advertising        $  (172.33)    $1,899.10
                                                                   (02/09/00-10/04/00 Disconnect for
                                                                   012194T DAYBCH ($22.00/MO.
                                                                   Not accepted as a Valid Charge

    1-Oct-99        213        Eichhorn & Eichorn                  Legal work re Point Medical             $   110.45       $110.45
                                                                   Corporation

   22-Oct-99        221        Florida Water Service               Water 9/06/99 to 10/06/99               $   501.65

   22-Nov-99        160        Florida Water Service               Water 10/7/99 to 11/08/99               $ 2,622.35

   20-Dec-99        131        Florida Water Service               Water 11/08/99 to 12/10/99              $ 1,818.29

   19-Jan-22        102        Florida Water Service               Water 12/10/99 to 1/11/00 plus          $   452.17

   20-Feb-00         70        Florida Water Service               Water 1/12/00 to 2/11/00 plus           $   492.95
                                                                   3.00 late fee

   10-Mar-00         51        Florida Water Service               Credit Sewage Charge November           $(1,684.19)    $4,203.22
                                                                   & December, 1999

   28-Sep-99        216        AT&T                                Long Distance telephone to 9/28/99         $136.33

   29-Oct-99        185        AT&T                                Long Distance telephone to 10/28/99        $170.42       $306.75

   23-Nov-99        159        Cobb, Cole & Bell                   Post-petition Legal work                   $656.25       $656.25

    1-May-00                   Florida Power & Light               Electricity 3/15/00 to 4/11/00             $ 24.44
                               Company

   10-May-00                   Florida Power & Light               Electricity 4/11/00 to 5/10/00             $188.40    $   212.84
                               Company                                                                    --------------------------
                                                                                                           $ 7,573.11    $ 7,573.11
                                                                                                          ==========================

                                                           ATTACHMENT 3
                                                           ------------

                                                 INVENTORY AND FIXED ASSETS REPORT
                                                 ---------------------------------

     Name of Debtor: Cardiac Control Systems, Inc                                Case Number 99-06852-3P1

                                Reporting Period beginning April 1, 2000 and ending April 30, 2000


                               INVENTORY REPORT
                               ----------------


          INVENTORY BALANCE AT PETITION DATE                                                                   $8,000.00
                                                                                                       ==================

          INVENTORY RECONCILIATION:

                   Inventory Purchased During Month                                                                $0.00
                   Inventory Balance at Beginning of Month                                                     $6,000.00
                   Inventory Used or Sold                                                                          $0.00
                                                                                                       ------------------
                   Inventory Balance on Hand at End of Month                                                   $6,000.00
                                                                                                       ==================

          METHOD OF COSTING INVENTORY

                   Estimated realizable value for finished products and hybrid circuits, nil value for raw materials etc.



                              FIXED ASSET REPORT
                              ------------------

          FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE                                                  $2,010,000.00
                                                                                                       ==================

          (Includes Property, Plant and Equipment)


          ---------------------------------------------------------------------------------------------------------------

          FIXED ASSETS RECONCILIATION:

          Fixed Asset Book Value at beginning of Month                                                     $2,000,000.00
                   LESS:  Depreciation Expense                                                                     $0.00
                   LESS:  Disposals                                                                                $0.00
                   PLUS:  New Purchases                                                                            $0.00
                                                                                                       ------------------
          Ending Monthly Balance                                                                           $2,000,000.00
                                                                                                       ==================


     BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE
                               REPORTING PERIOD:


                                                                                                           Estimated
                                                                                           Proceeds     Disposal Value


                                                                                                       ------------------
                                                                                                                 $0.00
                                                                                                       ==================


                                                           ATTACHMENT 4
                                                           ------------

                                                MONTHLY BANK ACCOUNT RECONCILIATION
                                                -----------------------------------

     Name of Debtor: Cardiac Control Systems, Inc                                Case Number 99-06852-3P1

                                Reporting Period beginning April 1, 2000 and ending April 30, 2000

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposit, money market accounts, stocks and bonds, etc.


                                        NAME OF BANK - Bank of America BRANCH Gov't Banking

                                           ACCOUNT NAME: - Cardiac Control Systems, Inc.
                                                  Debtor in Possession, 99-06852
                                                         Operating Account

                                                    ACCOUNT NUMBER 375 400 1378

                                                    PURPOSE OF ACCOUNT Checking



                                       Beginning Balance                                            $65,830.11
                                       Total of Deposits Made
                                       Total Amount of Checks Written                               $   658.75

                        28-Apr-00      Service Charge                                               $     0.58
                                       Closing Balance                                              $65,170.78
                                                                                       =======================

                                       Number of Last Check Written This Period                           1043
                                       Number of First Check Written This Period                          1042
                                       Total Number of Checks Written This Period                            2


                                                         INVESTMENT ACCOUNTS
                                                         -------------------

                     Type of Negotiable Instrument                       Face Value
                     -----------------------------                       ----------

                                 NONE




                                                           ATTACHMENT 5
                                                           ------------

                                                          CHECK REGISTER
                                                          --------------


     Name of Debtor: Cardiac Control Systems, Inc                                Case Number 99-06852-3P1

                                Reporting Period beginning April 1, 2000 and ending April 30, 2000

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

                                        NAME OF BANK - Bank of America BRANCH Gov't Banking

                                            ACCOUNT NAME: Cardiac Control Systems, Inc.
                                                  Debtor in Possession, 99-06852
                                                         Operating Account

                                                    ACCOUNT NUMBER 375 400 1378

                                                   PURPOSE OF ACCOUNT: Checking

Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.


         Date           Check Number     Payee                            Purpose                               Amount
         ----           ------------     -----                            -------                               ------

         24-Apr-00      1042            U.S. Trustee                      Quarterly Fee Quarter 1, 2000       $  500.00

         24-Apr-00      1043            Florida Department of             2000 Universal Business report      $  158.75
                                        State                             Filing Fee plus Certificate of
                                                                          Status

                                                                                                              ------------
                                                                                                              $  658.75
                                                                                                              ============



                                                           ATTACHMENT 6
                                                           ------------

                                                        MONTHLY TAX REPORT
                                                        ------------------

     Name of Debtor: Cardiac Control Systems, Inc                                Case Number 99-06852-3P1

                                Reporting Period beginning April 1, 2000 and ending April 30, 2000

                                                    TAXES PAID DURING THE MONTH
                                                    ---------------------------


Report all post-petition taxes paid directly or deposited into the tax account.


                      Date                   Bank                 Description          Amount


          ---------------------------------------------------------------------------------------------------------------

                                                        TAXES OWED AND DUE
                                                        ------------------

Report all unpaid  post-petition  taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return filed August 2, 1999, Period 1998.


                          Name of Taxing
                             Authority             Date Payment Due                   Description                   Amount
                          --------------           ----------------                   -----------                   ------

              Suzette Pellicer, Flagler             31-Mar-00             1999 Tangible Personal Property Tax       $ 4,986.22
              County Tax Collector


Reduced payments if paid by 11/30/99 $4,787.16; 12/31/99 $4,837.02; 1/31/2000 $4,886.89; 2/29/2000 $4,936.75




                                                           ATTACHMENT 7
                                                           ------------

                                             SUMMARY OF OFFICER OR OWNER COMPENSATION
                                             ----------------------------------------
                                            SUMMARY OF PERSONNEL AND INSURANCE COVERAGE
                                            -------------------------------------------

     Name of Debtor: Cardiac Control Systems, Inc                                Case Number 99-06852-3P1

                                Reporting Period beginning April 1, 2000 and ending April 30, 2000

 Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.


                 Name of Officer or Owner                 Title                                          Amount Paid
                 ------------------------                 -----                                          -----------

             W. Alan Walton                      Vice President and COO                                    $0.00


             ------------------------------------------------------------------------------------------------------------

                                                         PERSONNEL REPORT
                                                         ----------------

                                                                                   Full Time              Part Time

             Number of Employees at beginning of period                                0                      1
             Number hired during the period                                            0                      0
             Number terminated or resigned during period                               0                      0

             ------------------------------------------------------------------------------------------------------------

                                                     CONFIRMATION OF INSURANCE
                                                     -------------------------

       List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.


                                                       Agent and Phone            Expiration                 Date
             Carrier                                        Number                   Date                Premium Due
             -------                                        ------                   ----                -----------


                              THERE IS NO CURRENT INSURANCE COVERAGE BY CARDIAC CONTROL SYSTEMS, INC.

        The building at 3 Commerce Boulevard, Palm Coast, Florida 32164 is insured for $1,960,000 and the contents of the building are insured for $150,000 by and for the benefit of the mortgage holder, Finova Mezzanine Capital, Inc.



                                 ATTACHMENT 8
                                 ------------

               SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
               ------------------------------------------------


The following significant events occurred during the reporting period April 1, 2000 through April 30, 2000.

1. Continued negotiations to sell the corporate shell of Cardiac Control Systems, Inc. to Hawaii Air Ambulance, Inc.

2. Continued negotiations on the sale of 3 Commerce Boulevard, Palm Coast, Florida to Kanthal Corporation for $1,195,000.00



We anticipate filing a Plan of Reorganization and Disclosure Statement on or before June 15, 2000.